SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2002 (October 28, 2002)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	100 Painters Drive Chadds Ford, Pennsylvania	19317
	(Address of principal executive offices	(Zip Code)

(610) 558-9800

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On October 28, 2002, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Endo Pharmaceuticals Holdings Inc. on October 28, 2002
99.2	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated October 29, 2002

Item 9. Regulation FD Disclosure.

        On October 29, 2002, the Registrant intends to make a slide presentation at the Salomon Smith Barney 2002 Global Health Care Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By: /s/ Carol A. Ammon Name: Carol A. Ammon Title: Chairman & Chief Executive Officer

Dated: October 28, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Endo Pharmaceuticals Holdings Inc. on October 28, 2002
99.2	Slide Presentation of Endo Pharmaceuticals Holdings Inc. dated October 29, 2002

Exhibit 99.1

 For Immediate Release                                  CONTACT:
                                                        Bill Newbould
                                                        Endo Pharmaceuticals
                                                        (610) 558-9800

ENDO PHARMACEUTICALS ANNOUNCES RESULTS FROM MORPHIDEX(R)PHASE III CLINICAl
TRIAL

Chadds Ford, Pa., October 28, 2002 - Endo Pharmaceuticals Holdings Inc.
(Nasdaq: ENDP; ENDPW) today announced results from the second of its three
Phase III clinical trials for its development product MorphiDex(R).

The primary endpoint of the study was to demonstrate that MorphiDex(R), administered at a fixed dose throughout the study, provided superior analgesia
(pain relief) compared to morphine alone at equivalent morphine doses. No statistically significant difference in analgesia was observed in the
MorphiDex(R) group compared to the morphine sulfate alone group. The study also did not meet its secondary endpoint, a reduction in analgesic tolerance for patients administered MorphiDex(R).

"We are disappointed that this study, similar to our previously announced
Phase III trial, did not have a positive outcome," said Carol A. Ammon, chairman and chief executive officer. "While we expect the results of the remaining Phase III trial to be available shortly, the company believes that the data that has been generated to date would suggest that we will not have enough evidence to support the filing of an amendment to the MorphiDex(R)
NDA," said Ammon.

Trial Summary

This clinical trial compared MorphiDex(R) (morphine and the
N-methyl-D-aspartate (NMDA)-receptor antagonist, dextromethorphan) to immediate-release morphine sulfate among chronic pain patients. Chronic pain patients totaling 327 were randomized into this double-blind trial from approximately 30 centers in the United States. In the initial unblinded portion of the study, patients had their level of pain stabilized on
MorphiDex(R). If patients were able to attain satisfactory pain control on a stable dose of MorphiDex(R) during this run-in period, they were then randomized in a double-blind fashion to either the same dose of morphine sulfate, either alone or in combination with dextromethorphan (MorphiDex(R)).
During the double-blind treatment period, patients were instructed to maintain the same daily dose of study medication throughout the three-month study period and not to take any additional pain medication. If a patient could not maintain the same dose for any reason, they were discontinued from the study.

The trial was designed to demonstrate analgesic superiority of MorphiDex(R)
over morphine alone for patients with moderate-to-severe chronic pain as measured by the change in the level of pain reported by patients. In addition, the study examined whether MorphiDex(R) would reduce the rate of opioid analgesic tolerance.

Conference Call Information

Ms. Ammon and Dr. David A.H. Lee, senior vice president, research and development, will be hosting a conference call for the investment community on
October 28, 2002 from 9:00 a.m. (ET) to 9:30 a.m. (ET). Those who wish to participate in this conference call should telephone (800) 305-2862
(US/Canada) or (706) 634-1979 (International) approximately 15 minutes before the 9:00 A.M. starting time. There will be a replay of the call from 12:30
P.M. (ET) on October 28, 2002 until 12:00 A.M. (ET) on November 4, 2002.
Callers wishing to access the replay should dial (800) 642-1687 (US/Canada) or
(706) 645-9291 (International), Passcode: 6386077. The conference call will also be webcast at www.vcall.com.

About Endo

A wholly owned subsidiary of Endo Pharmaceuticals Holdings (Nasdaq: ENDP;
ENDPW), Endo Pharmaceuticals is a fully integrated specialty pharmaceutical company with market leadership in pain management products. The company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at
www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations.
Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends,"
"estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-
historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the
Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The
Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of the Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: market acceptance of the Company's products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company's product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in
Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

                                    * * *

Exhibit 99.2

Endo Pharmaceuticals

Salomon Smith Barney
2002 Global Health Care Conference

October 29, 2002

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

1

ENDO PHARMACEUTICALS

Corporate Profile

"A Leader in Pain Management"

- Fully integrated specialty pharma company with focus in pain management
- Independent since August 1997 following management buy-out from DuPont Merck; public since July 2000
- Balance of branded and generic products
  - Lead products are Lidoderm®, a patch approved for post-herpetic neuralgia, and Percocet®, the gold standard in pain relief
- Substantial pipeline
  - Four products in Phase III clinical trials

2

ENDO PHARMACEUTICALS

Proven Track Record

- Outstanding Growth
  - Net Sales: CAGR of 33% from 1998-2001
- Bottom-Line Results
  - Consolidated EBITDA of $110.2 million for the nine months ended 9/30/02 from $55.9 million in the nine months ended 9/30/01
- Strong Financial Position
  - Cash flow from operations of $83.2 million for the nine months ended 9/30/02

3

ENDO PHARMACEUTICALS

Growth Strategy

Leverage expertise in pain management:

- Build on established portfolio of branded products
- Introduce line extensions on marketed products
- Develop proprietary products
- In-license and acquire products and technologies in pain and complementary therapies

4

ENDO PHARMACEUTICALS

Aggressive Pain Focus

Pain management a tremendous growth area:

- $14.3 billion market in 2001
- CAGR of 28% from 1998-2001
- Pain community extremely aggressive
- Prescribing physician base highly concentrated
- Analgesics the 2nd most prescribed of all medications in 2001

5

ENDO PHARMACEUTICALS

Key Drivers of Market Growth

- Changing attitudes toward pain management among patients, physicians
- Changing environment toward treatment of pain
- Favorable demographics
- Increase in number of surgical procedures

6

ENDO PHARMACEUTICALS

Endo's Pain Management Product Offering

- Established Portfolio of Branded Products:
  - Lidoderm®
  - Percocet®
  - Other established brands including Percodan® and Zydone®

- Difficult-to-Develop Generics:
  - MS Contin generic
  - Oxycontin generic
    - subject of litigation
    - tentative approval granted by FDA July 2002

7

ENDO PHARMACEUTICALS

Lidoderm®

- First FDA-approved drug for the treatment of post-herpetic neuralgia (PHN), a form of neuropathic pain
- Herpes Zoster ("shingles") afflicts ~ one million patients annually
  - Approximately 70% experience some acute or chronic (PHN) pain
  - PHN occurs in about 20% of shingles patients
- Lidoderm® provides analgesia

8

ENDO PHARMACEUTICALS

Lidoderm® Prescriptions

240
200
160
120
80
40
0
Prescriptions (thousands)
68
81
96
119
139
170
200
3/01
6/01
9/01
12/01
3/02
6/02
9/02
Quarter Ended

Source: IMS

9

Lidoderm® Net Sales

(in millions)
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$5.7
$22.5
$40.9
$27.0
$59.9
1999
2000
2001
YTD 9/01
YTD 9/02

10

ENDO PHARMACEUTICALS

Percocet® Prescriptions

New Strengths Launched
Prescriptions (thousands)
800
600
400
200
0
471
420
509
593
641
9/01
12/01
3/02
6/02
9/02
Quarter Ended

Source: IMS

11

Percocet® Net Sales

$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
(in millions)
$51.5
$92.4
$101.0
$72.8
$100.7
1999
2000
2001
YTD 9/01
YTD 9/02

12

ENDO PHARMACEUTICALS

Net Sales by Product

$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
(in millions)
'98-'02(e) CAGR 37%
$108.4
$44.6
$30.1
$33.7
$138.5
$51.5
$5.7
$36.5
$44.8
$197.4
$92.4
$22.5
$35.4
$47.1
$252.0
$101.0
$40.9
$25.8
$84.3
$380.0
1998
1999
2000
2001
2002 (e)
Generics
Other Brands
Lidoderm®
Percocet®
Total

(e) Estimate

13

ENDO PHARMACEUTICALS

Targeted Sales and Marketing

- Direct marketing through national dedicated sales force:
  - 160 community-based field representatives (contract)
  - 70 specialty institutional representatives (internal)
- Focus on high-prescribing physicians in:
  - Pain management
  - Surgery
  - Oncology
  - Primary care

14

ENDO PHARMACEUTICALS

R&D Expertise

- Core expertise in narcotic analgesics
  - Pipeline products launched in the past four years contributed 54% of 2001 net sales
- Four NDA products in Phase III and three NDA products in Phase II clinical trials
- Successful and proven record with the FDA

15

ENDO PHARMACEUTICALS

Substantial Pipeline

Key Pipeline Products	Branding	Development stage
MorphiDex®	Branded	Phase III
Oxymorphone ER	Branded	Phase III
Oxymorphone IR	Branded	Phase III
Immunol™	Branded	Phase III
HydrocoDex™	Branded	Phase II
OxycoDex™	Branded	Phase II
PercoDex™	Branded	Phase II
Oxycodone ER	Generic	Tentative FDA approval; subject to litigation

16

ENDO PHARMACEUTICALS

YTD September Financial Summary

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
(in millions)
$173.5
$119.2
$55.9
$285.5
$214.4
$110.2
YTD 9/01
YTD 9/02
Net Sales
Gross profit
Consolidated EBITDA (1)

(1) As defined by Endo's credit facility.

17

ENDO PHARMACEUTICALS

Projected Financial Summary

Net Sales

$400
$350
$300
$250
$200
$150
$100
$50
$0
(in millions)
$252.0
$380.0
51%
2001
2002E

Consolidated EBITDA[(1)]

$160
$120
$80
$40
$0
(in millions)
$79.5
$145.0
82%
2001
2002E

(1) As defined by Endo's credit facility.

18

Recent Developments

- Added new Phase III pipeline product through acquisition of BML Pharmaceuticals
  - prescription oral rinse for management of oral mucositis
  - unmet medical need, fast-track approval
- Internalized specialty sales force
  - strengthens our sales capabilities
  - reflects continuing strength of Lidoderm® and Percocet®
- Received tentative FDA approval for Oxycodone ER Tablets
  - final approval contingent upon favorable litigation outcome
- Amended manufacturing agreement with BMS
  - ensures smooth transition to Novartis Consumer Health
- Repaid BMS Promissory Notes
  - debt free

19

ENDO PHARMACEUTICALS

2002 Expected Milestones

- Completion of Phase III clinical trials for MorphiDex®
- File NDAs for extended-release and immediate-release oxymorphone
- Continue to advance future product line through:
  - Advancement of other pipeline projects
  - Acquire and in-license complementary products, compounds and technologies

20

ENDO PHARMACEUTICALS

Summary

Endo is well positioned to capture profitable growth in the expanding pain management market through our:

- Established portfolio of branded products
- Targeted national sales and marketing infrastructure
- Experienced, successful management team
- R&D expertise
- Substantial pipeline
- Strong financial position

21

ENDO PHARMACEUTICALS